SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 16, 2018

Multi-Color Corporation
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Ohio	0-16148	31-1125853
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

4053 Clough Woods Dr., Batavia, Ohio	45103
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

Registrant's telephone number, including area code (513) 381-1480

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act     ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 16, 2018, Multi-Color Corporation (the "Company"), an Ohio corporation, amended the terms of its $496 million secured Term B Loan due 2024 (the "Term B Loan") provided pursuant to the terms and conditions of its Credit Agreement (defined below) to lower the applicable margin payable on LIBOR indexed loans thereunder from 225 bps to 200 bps.  The reduction of the applicable margin on the Term B Loan is expected to result in an annual interest savings of $1.2 million over the remaining life of the Term B Loan.

The repricing of the Term B Loan was provided under Amendment No. 1, dated as of October 16, 2018 ("Amendment No. 1"), to that certain Credit Agreement, dated as of October 31, 2017 (as amended, supplemented, or otherwise modified, the "Credit Agreement") among the Company, Collotype International Holdings PTY Limited, certain subsidiaries of the Company, the lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and U.S. L/C Issuer and Citisecurities Limited, as Australian Administrative Agent, Citicorp International Limited, as Australian Collateral Agent, and Citibank, N.A., Sydney Branch as Australian L/C Issuer.

The maturity date for the Credit Agreement remains October 31, 2024 and all other material provisions of the Credit Agreement remain unchanged.

Amendment No. 1 is incorporated herein by reference as an exhibit to this Current Report on Form 8-K. The foregoing summary of Amendment No. 1 is qualified in its entirety by reference to such exhibit.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On October 16, 2018, the Company issued a press release in connection with the transaction described in this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Exhibit Description

10.1	Amendment No. 1, dated as of October 16, 2018 to the Credit Agreement dated October 31, 2017, as amended.

99.1	Press Release of the Company dated October 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2018	MULTI-COLOR CORPORATION By: /s/ Sharon E. Birkett Name: Sharon E. Birkett Title: Vice President, Chief Financial Officer, Secretary